Exhibit 10.27

EXECUTION VERSION

THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of June 7, 2019, by and among AMENDIA, INC. (the “Borrower”), the other Persons party hereto that are designated as Credit Parties, the Lenders from time to time parties hereto, and ANTARES CAPITAL LP, as Agent (in such capacity, the “Agent”) for the Lenders under the Credit Agreement and other Loan Documents.

RECITALS:

A.    Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of April 13, 2017 (as amended, restated, supplemented, or otherwise modified prior to the date hereof by the Forbearance Agreement and First Amendment to Amended and Restated Credit Agreement, dated as of July 12, 2018 (the “Forbearance Agreement”), by and among the Borrower, the other Persons party thereto that are designated as Credit Parties, the Lenders from time to time parties thereto, and the Agent, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended, restated, supplemented, or otherwise modified, including pursuant to this Agreement, the “Credit Agreement”), among the Borrower, the other Credit Parties party thereto from time to time, the Lenders party thereto from time to time, and the Agent.

B.    As of the date hereof, the Lenders party hereto constitute Required Lenders.

C.    The Credit Parties have requested, and the Agent and Lenders party hereto (such Lenders (together with their successors and assigns), the “Consenting Lenders,” and together with the Agent (together with its successors and assigns), individually a “Lender Party” and collectively the “Lender Parties”) have agreed to amend, modify and supplement the Existing Credit Agreement as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01    Terms Generally. The terms defined herein shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall;” and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Annexes and Schedules shall be deemed references to Articles and Sections of, and Annexes and Schedules to, this Agreement unless the context shall otherwise require. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

Section 1.02    Defined Terms. Capitalized terms used but not defined herein (including in the Recitals hereto) have the meanings assigned to such terms in the Credit Agreement.

ARTICLE II.

AMENDMENT

Section 2.01    Credit Agreement Amendment. Subject to the satisfaction of the conditions to effectiveness set forth in Article V below, the Credit Parties and the Lender Parties each agree as follows:

(a)	Section 4.1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) as soon as available, but not later than (i) one hundred and fifty (150) days after the end of the Fiscal Year ended December 31, 2016, and (ii) one hundred and twenty (120) days after the end of each Fiscal Year ending thereafter (or in the case of the Fiscal Year ended December 31, 2018, not later than June 21, 2019), a copy of the audited consolidated balance sheets of Holdings and each of its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year (or, at the Borrower’s election (x) for the Fiscal Year ending December 31, 2016, the portion of such Fiscal Year from the Original Closing Date through December 31, 2016 and (y) for the Fiscal Year ending December 31, 2017, the portion of such Fiscal Year from January 1, 2017 through the Restatement Effective Date (which shall not include Spinal Elements and its Subsidiaries) (provided that if the Borrower delivers such audited financial statements without Spinal Elements and its Subsidiaries for the portion of such Fiscal Year from January 1, 2017 through the Restatement Effective Date, then the Borrower shall deliver to Agent a copy of the audited consolidated balance sheets of Holdings and each of its Subsidiaries (which shall include Spinal Elements and each of its Subsidiaries) for the period from the Restatement Effective Date through December 31, 2017 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the period from the Restatement Effective Date through December 31, 2017)), setting forth in each case in comparative form the applicable figures for the previous Fiscal Year (to the extent available (provided that, for the avoidance of doubt, such comparative financial statements shall not be required to include the financial results of Spinal Elements for the period prior to the Restatement Effective Date Merger)), and accompanied by the report of BDO USA, LLP or any “Big Four” or other nationally-recognized independent public accounting firm reasonably acceptable to Agent which report shall (i) contain an opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status;”

Section 2.02    Reservation of Rights. Nothing in this Agreement is intended to or shall be construed to constitute (i) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, except as expressly set forth herein, (ii) a waiver of, or consent to, any breach of, or any Default or Event of Default under, the Credit Agreement, or any other Loan Document, (iii) as between the Consenting Lenders and the Credit Parties, a course of dealing or other basis for altering any Obligations or any other Loan Document or (iv) except as expressly set forth herein, a waiver, release or limitation upon the exercise by the Agent or any Lender of any of its rights, legal or equitable, under the Credit Agreement, the other Loan Documents and applicable law, all of which are hereby reserved.

ARTICLE III.

GENERAL RELEASE AND INDEMNITY

Section 3.01    In consideration of, among other things, the Agent’s and the other Lender Parties’ execution and delivery of this Agreement, each of the Borrower and the other Credit Parties, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges each Releasee from any and all claims (including crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Agent and Lender Parties and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective permitted successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Effective Time, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrower and the other Credit Parties, on the one hand, and any or all of the Agent and Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of Sponsor, on the one hand, and the Agent and Lenders, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Borrower or any other Credit Party of any Loans or other financial accommodations made by Agent or any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Agreement, the Borrower and each other Credit Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

Section 3.02    Each Credit Party agrees to indemnify, hold harmless and defend the Releasees in connection with this Agreement and the other documents and transactions contemplated hereby or related hereto, including Attorney Costs, all as provided in, and to the extent required by, Section 9.6 of the Credit Agreement; provided, however, the Credit Parties agree that the Agent’s and Consenting Lenders’ entering into and complying with the terms of this Agreement shall not constitute bad faith, gross negligence or willful misconduct.

Section 3.03    Each of the Borrower and the other Credit Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower or any other Credit Party pursuant to Section 3.01 hereof. If the Borrower, any other Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and the other Credit Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this Agreement, each Credit Party hereby represents and warrants to the Agent and each of the other Lender Parties that:

Section 4.01    Binding Obligation. This Agreement has been duly executed and delivered by each Credit Party and is the legal valid and binding obligation of each such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.02    Authorization. The execution, delivery and performance by each Credit Party of this Agreement have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, action.

Section 4.03    No Conflict. The execution, delivery and performance by each Credit Party of this Agreement do not and will not (a) contravene the terms of such Credit Party’s Organization Documents, (b) conflict with or result in any material breach or contravention of, or result in the creation of any lien (other than Liens created under the Loan Documents or the Second Lien Indebtedness Documents) under, any document evidencing any material Contractual Obligation to which such Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Credit Party or its Property is subject, or (c) violate any material Requirement of Law in any material respect.

Section 4.04    Credit Agreement and Loan Document Representations and Warranties. Except with respect to the Specified Defaults (as defined in the Forbearance Agreement), after giving effect to the transactions contemplated hereunder, the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent (i) any such representation or warranty is qualified as to “materiality” or “Material Adverse Effect,” in which case it is true and correct in all respects and (ii) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of such earlier date; provided that all representations and warranties that specifically relate to the Closing Date are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the Effective Time (and all references to “Closing Date” shall be deemed to mean the Effective Time for purposes of that representation or warranty).

Section 4.05    Collateral. The Lender Parties’ security interests in the Collateral continue to be valid, binding, perfected and enforceable first-priority security interests that secure the Obligations (subject only to the Permitted Liens), and no tax or judgment liens are currently of record against the Borrower or any other Credit Party.

Section 4.06    No Default. As of the date hereof, except for the Current Defaults (as defined in the Forbearance Agreement), no Default or Event of Default has occurred and is continuing as of the Effective Time, or will result from the entry by any Credit Party into or performance by such Credit Party of its obligations under this Agreement.

Section 4.07    Recitals. The recitals to this Agreement (to the extent made by, or in respect of, the Credit Parties) are true and correct in all material respects.

ARTICLE V.

CONDITIONS TO EFFECTIVENESS OF AGREEMENT

Section 5.01    Conditions. This Agreement shall become effective upon the satisfaction or waiver of the following conditions precedent as determined by Agent (the time at which such conditions have been so satisfied or waived, the “Effective Time”):

(a)

The Agent shall have received counterparts of this Agreement duly executed by the Borrower, the other the Credit Parties, and each Consenting Lender (which Consenting Lenders shall constitute Required Lenders).

(b)

The Agent shall have received, in form and substance reasonably satisfactory to the Agent, a duly executed copy of an amendment to the Second Lien Credit Agreement, in substantially the same form as this Agreement.

(c)

The Borrower shall have paid in cash all accrued and unpaid fees and all costs and expenses of the Agent to the extent then due and payable pursuant to the Loan Documents, including all reasonable fees, costs and expenses of Latham & Watkins LLP that have been presented in writing to the Borrower for payment on or prior to the date hereof.

ARTICLE VI.

MISCELLANEOUS

Section 6.01    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.2 of the Credit Agreement.

Section 6.02    Effect of This Agreement.

(a)

Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lender Parties and all of the Obligations, shall remain in full force and effect. The Borrower and the other Credit Parties hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that neither the Borrower nor any other Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)

Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default, (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the Obligations under the Credit Agreement or other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any Lender Party, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each Lender Party reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. All of the provisions of the Credit Agreement and the other Loan Documents, including the time of the essence provisions, are hereby reiterated, and if ever waived (other than as provided in Section 6.06 hereof), are hereby reinstated.

(c)

From and after the Effective Time, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement, as amended by, among things, this Agreement, except where referring to the Existing Credit Agreement and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)

No Lender Party has waived, is by this Agreement waiving, or has any intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof, and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period (as defined in the Forbearance Agreement), the Specified Defaults (as defined in the Forbearance Agreement) solely to the extent expressly set forth in the Forbearance Agreement), that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

(e)

The Borrower and the Credit Parties acknowledge and agree that the Lender Parties’ agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Specified Defaults (as defined in the Forbearance Agreement) during the Forbearance Period (as defined in the Forbearance Agreement) does not in any manner whatsoever limit any Lender Party’s right to insist upon strict compliance by the Borrower and the other Credit Parties with the Credit Agreement, this Agreement or any other Loan Document during the Forbearance Period (as defined in the Forbearance Agreement), except as expressly set forth in the Forbearance Agreement.

(f)	This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

Section 6.03    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 6.04    Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Lender Parties or their respective employees, counsel, or agents in the Credit Agreement or any other Loan Documents, such action shall be deemed to be exercisable by such Lender Parties or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

Section 6.05    APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 9.18 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

Section 6.06    WAIVERS BY THE BORROWER AND OTHER CREDIT PARTIES. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY, WHICH WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 6.07    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 6.08    Costs and Expenses. The Credit Parties agree to reimburse the Agent for all costs and expenses incurred by the Agent or any of its Related Persons in connection with this Agreement and the other documents and transactions contemplated hereby or related hereto, including Attorney Costs, all as provided in, and to the extent required by, Section 9.5 of the Credit Agreement.

Section 6.09    Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Borrower, the other Credit Parties, the Lender Parties and their respective permitted successors and assigns all as provided in, and to the extent required by, Sections 9.8 and 9.9 of the Credit Agreement. No Person other than the parties hereto, and in the case of Article III hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Article III hereof) are hereby expressly disclaimed.

Section 6.10    Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Section 6.11    Further Assurances. The Borrower and each other Credit Party agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

Section 6.12    Final Agreement. This Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Borrower/Lender Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Agent’s or any other Lender Party’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

Borrower:	AMENDIA, INC.

	By:	/s/ Christopher Anderson
	Name:	Christopher Anderson
	Title:	Vice President

Other Credit Parties:	KAMD BUYER, INC.

	By:	/s/ Christopher Anderson
	Name:	Christopher Anderson
	Title:	President

CUSTOM SPINE ACQUISITION, INC.

	By:	/s/ Christopher Anderson
	Name:	Christopher Anderson
	Title:	President

DIRECT SPINE SOURCE, LLC

	By:	/s/ Christopher Anderson
	Name:	Christopher Anderson
	Title:	President

OMNI ACQUISITION INC.

	By:	/s/ Christopher Anderson
	Name:	Christopher Anderson
	Title:	President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

SPINE ASSOCIATION FOR EDUCATION, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

SPINE SELECT ACQUISITION, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	President

SPINE ELEMENTS, INC.

By:	/s/ Christopher Anderson
Name:	Christopher Anderson
Title:	Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Agent:

ANTARES CAPITAL LP, as Agent

By:	/s/ Heidi Rinehart
Name:	Heidi Rinehart
Title:	Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Lenders:

ANTARES HOLDINGS LP

By: Antares Holdings GP Inc., its general partner

By:	/s/ Mark Jarosz
Name:	Mark Jarosz
Title:

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

TWILIGHT SILVER INVESTMENT PTE. LTD.

By:	/s/ Manning Doherty
Name:	Manning Doherty
Title:	Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]